UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
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FORM 8-K
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Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 14, 2014
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THERAVANCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In connection with the previously announced spin-off of ordinary shares of Theravance Biopharma, Inc. (“Theravance Biopharma”) to the stockholders of Theravance, Inc. (“Theravance”), on May 14, 2014 the Securities and Exchange Commission declared effective Theravance Biopharma’s Registration Statement on Form 10.

As previously announced, Theravance expects to complete the spin-off of Theravance Biopharma on June 2, 2014 to Theravance stockholders of record on May 15, 2014. Theravance stockholders of record will receive a pro-rata dividend of one ordinary share of Theravance Biopharma for every 3.5 shares of Theravance common stock. Any fractional shares will be paid in cash.

Shortly after the record date, Nasdaq is expected to enable “when issued” trading in Theravance Biopharma’s ordinary shares under the ticker symbol TBPHV (the “V” reflecting the “when issued” status of the stock).

No action is required by Theravance stockholders in order to receive the ordinary shares of Theravance Biopharma in the dividend.

This Form 8-K contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to plans for executing the separation of Theravance into two independent companies and the expected timing of the separation. These statements are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to difficulties or delays in obtaining necessary approvals to effect the separation and changes in the operations of Theravance prior to the separation that could affect the plans for the separation. Other risks affecting Theravance are described under the heading “Risk Factors” contained in Theravance's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 7, 2014 and the risks discussed in Theravance’s other periodic filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: May 14, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer